                                                                   CONFIDENTIAL


THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]."

                        AMENDED AND RESTATED INTELLECTUAL
                               PROPERTY AGREEMENT

         In this Agreement, SABRE INC., a corporation organized and existing under the laws of the State of Delaware and having a principal place of business at Fort Worth, Texas (hereinafter "Sabre"), and Travelocity.com LP, a limited partnership organized and existing under the laws of Delaware and having a principal place of business at Fort Worth, Texas (hereinafter "Travelocity"), agree as follows:

                                    RECITAL:

         This Agreement amends and restates, effective as of March 7, 2000, the Intellectual Property Agreement, with an effective date of March 7, 2000, between Sabre and Travelocity.

1.       DEFINITIONS

         1.1 "Common Internet Architecture" or "CIA" means existing and future versions of the functional software module that provides a common interface between Internet applications and the Sabre host (i.e., the Sabre Table Builder (STB)).

         1.2 "Effective Date" means March 7, 2000, at the time on such date immediately after giving effect to the consummation of the transaction described in that certain Bill of Contribution, Assignment and Assumption Agreement, dated March 7, 2000, between Sabre Inc. and
                 Travelocity.com LP.

         1.3 "Existing Clone" means the product in existence and owned by Travelocity as of the Effective Date of this Agreement that Travelocity uses to distribute consumer-direct Internet travel services and products.

         1.4 "Existing Contract" means any contract or agreement between a Party to this Agreement and a third party that was in existence and enforceable on 3 October 1999.

         1.5 "Existing IP" means all IP owned by a Party as of the Effective Date of this Agreement.

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                                                                   CONFIDENTIAL


         1.6 "Future Clone" means any new or updated version of the Existing Clone, which new or updated version is created, developed or acquired during the Pool Term.

         1.7 "Intellectual Property" or "IP" means and includes (a) inventions whether or not patented or patentable and all worldwide patent rights to such inventions, (b) technical information and knowhow, and (c) software and related documentation and all worldwide copyrights therein. IP does not include customer data, customer profiles, marketing plans, market intelligence data and similar non-technical information.

         1.8 "Joint Interest IP" means IP made jointly by the Parties pursuant to a joint development, funding or other similar agreement between the Parties.

         1.9 "Made IP" means all IP made or acquired by a Party during the Pool Term without funding from the other Party.

         1.10 "New Contract" means any new contract or agreement between a Party to this Agreement and a third party that is entered into after 3 October 1999 and any renewal or extension of an Existing Contract that becomes effective after 3 October 1999.

         1.11 "Non-Competition Agreement" means the agreement between the Parties entitled "Non-Competition Agreement" having an effective date of March 7, 2000.

         1.12 "Party" means Sabre or Travelocity individually and "Parties" means Sabre and Travelocity collectively.

         1.13    "Pool IP" [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         1.14 "Pool Term" means the period from 3 October 1999 until the fifteenth (15th) anniversary of the Effective Date of this Agreement, unless the obligation to contribute to Pool IP is earlier terminated pursuant to the terms of this Agreement.

         1.15 "Premium IP" means IP made solely by one Party during the Pool Term and paid for by the other Party at premium rates as provided in the Technology Services Agreement.

         1.16 "Sabre Direct Competitor" [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         1.17    "Sabre Pool IP" [TEXT OMITTED - CONFIDENTIAL TREATMENT
                 REQUESTED]

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                                                                   CONFIDENTIAL


         1.18 "Standard IP" means IP made solely by one Party during the Pool Term and paid for by the other Party at standard rates as provided in the Technology Services Agreement.

         1.19 "Technology Services Agreement" means an agreement between the Parties entitled "Information Technology Services Agreement" having an effective date of March 7, 2000.

         1.20 "Travelocity Direct Competitor" [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         1.21 "Travelocity Pool IP" [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

2.       OWNERSHIP, MAINTENANCE AND ENFORCEMENT OF IP

         2.1 Each Party will retain all ownership interest in Existing IP as it had as of the Effective Date.

         2.2 Each Party will own all right, title and interest in and to all Made IP, Standard IP and Premium IP made or acquired by it during the Pool Term.

         2.3 Each Party will control and pay for necessary legal protection, including patents and copyrights where appropriate, for all IP solely owned by it during the term of this Agreement, PROVIDED, HOWEVER, that no Party will have any obligation to obtain or maintain any legal protection for IP, owned solely by such Party.

         2.4 Joint Interest IP will be jointly owned by the Parties in accordance with the terms of the agreement pursuant to which such Joint Interest IP was made ("Joint Development Agreement"). Any rights or obligations with respect to obtaining and maintaining legal protection for Joint Interest IP will be allocated in accordance with the terms of the Joint Development Agreement. Each Party will cooperate with the other Party in any action brought by the other Party to enforce Joint Interest IP.

         2.5 No Party will have any obligation to enforce or defend any IP. If one Party wishes to enforce any Pool IP against a third party, the other Party will cooperate in such enforcement at the one Party's expense.

3.       POOL IP

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                                                                   CONFIDENTIAL


         3.1 During the Pool Term, each Party will disclose to the other Party all Pool IP within [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] after a prototype is made or acquired. All software within Pool IP will be disclosed to the other Party in executable and source code versions and such disclosure will include all applicable documentation.

         3.2 To the extent a Party considers any of its Pool IP to be proprietary and confidential, the Party may disclose it to the other Party in confidence. Such disclosure shall be in writing or other tangible form that is marked as confidential and proprietary to the disclosing Party. The other Party will receive and maintain such Pool IP in confidence and will treat it as it does its own proprietary information. Obligations of confidentiality shall not apply to Pool IP that becomes part of the public domain through no fault of the receiving Party, that the receiving Party can show by documentary evidence was in its possession prior to disclosure of such Pool IP, or that was rightfully communicated to the receiving Party by a third party free of any obligation of confidence owed by such third party to the other Party.

         3.3     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         3.4 Each Party will be free to use and to fully exploit in its own business throughout the world all Pool IP owned by it.

4.       POOL IP LICENSE RIGHTS

         4.1 Sabre may grant a license to any third party under any Sabre Pool IP, except for Premium IP, to use and fully exploit such Sabre Pool IP.

         4.2 Sabre may grant a license under any Premium IP that is a part of Sabre Pool IP to any third party who, at the time such license is granted, is not a Travelocity Direct Competitor.

         4.3 Travelocity may grant a license to any third party under any Travelocity Pool IP, except for Premium IP, to use and fully exploit such Travelocity Pool IP.

         4.4 Travelocity may grant a license under Premium IP that is a part of Travelocity Pool IP to any third party who, at the time such license is granted, is not a Sabre Direct Competitor.

         4.5     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

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                                                                   CONFIDENTIAL


         4.6 Travelocity hereby grants to Sabre a perpetual, worldwide, non-exclusive, royalty-free license to all Travelocity Pool IP for the unrestricted use and exploitation by Sabre in its business. Travelocity further grants to Sabre the right to grant sublicenses under any Travelocity Pool IP (regardless of which party paid for the IP or at what rate it was paid for) to any third party who, at the time such sublicense is granted, is not a Travelocity Direct Competitor.

         4.7 Any software included in a Party's Pool IP shall include applicable documentation and (a) shall be licensed to the other Party in both source code and executable code, and (b) may be licensed or sublicensed to third parties in executable code only.

         4.8     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

5.       THIRD PARTY CONTRACTS

         5.1 Nothing in this Agreement will prevent a Party from complying with any Existing Contract. If required by an Existing Contract with a third party, a Party may grant a license under Premium IP paid for by the other Party and a sublicense under the other Party's Pool IP to the third party even if the third party is or becomes a Direct Competitor of the other Party.

         5.2 Any New Contract with a third party will be subject to the provisions and restrictions of Article 4 of this Agreement relating to Direct Competitors of the other Party. In the event such a third party becomes a Direct Competitor after any such New Contract has been executed, (a) the third party will be permitted to use whatever IP was originally the subject of the New Contract in accordance with the terms of that contract, and (b) each party acknowledges that thereafter it can not grant to such third party additional rights or extension of rights under any Pool IP that is subject to the Direct Competitor provisions and restrictions outlined in
                 Section 4 of this Agreement.

6.       ROYALTY AND LICENSE FEE

         6.1 Except as provided in this Article 6 of this Agreement, no Party will be obligated to pay to the other Party any fee, royalty or any form of monetary consideration for use, exploitation or sublicensing of Pool IP.

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                                                                   CONFIDENTIAL


         6.2 Travelocity hereby grants to Sabre the right and license to use the Existing Clone in its business and grants to Sabre the right to grant sublicenses to third parties who are not Travelocity Direct Competitors.

         6.3     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         6.4 Upon request by Sabre, Travelocity will deliver to Sabre any Future Clone and will grant to Sabre a license to use any Future Clone in its business and to grant sublicenses to third parties who are not Travelocity Direct Competitors.

         6.5 If, after the Effective Date of this Agreement, Sabre grants a sublicense to a third party to use any Future Clone, Sabre will notify Travelocity of the sublicense within [TEXT OMITTED
                 - CONFIDENTIAL TREATMENT REQUESED] after execution thereof and will pay to Travelocity [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

7.       TERM AND TERMINATION

         7.1 All rights granted to and restrictions imposed on a Party pursuant to this Agreement with respect to any Pool IP will continue in perpetuity. Termination of this Agreement for any reason will not affect rights granted or obligations assumed prior to the date of such termination.

         7.2 If Sabre either: (a) materially breaches the Noncompetition Agreement, during the term thereof; or (b), after expiration of the non-competition restriction provided in the Noncompetition Agreement, Sabre commences a business that would have been subject to the non-competition restriction, or acquires Control (as defined in the Non-Competition Agreement) of such a business; then, in either such event, Travelocity, by [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] advance written notice to Sabre, may terminate the portion of this Agreement that obligates both parties to contribute to Pool IP.

         7.3 If at any time Travelocity commences (or acquires Control of) a business of distribution (a) of travel inventory directly to travel agents or corporations, or (b) of travel technology to any travel industry suppliers (e.g., airlines, car companies, hotels, cruise lines and tour companies), then Sabre, by [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED] advance written notice to Travelocity, may terminate the portion of this Agreement that obligates both parties to contribute to Pool IP.

         7.4 The obligation of each party to contribute to Pool IP will automatically terminate in the event Sabre no longer controls Travelocity. Sabre shall be considered to have "control" of Travelocity.com so long as Sabre has (a) direct or indirect

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                                                                   CONFIDENTIAL


                 ownership of, or the unrestricted right to acquire such ownership of, at least 20% of the limited partnership units or other ownership interests in Travelocity, and (b) effective control, by contract or otherwise, of the management, governance and activities of Travelocity.

         7.5 Either Party may terminate the portion of this Agreement that obligates both parties to contribute to Pool IP upon written notice to the other Party in the event the other Party becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign, or has wound up or liquidated, voluntarily or otherwise.

         7.6 Termination as provided herein will not be a Party's sole remedy, and each Party hereby reserves all rights and remedies at law or in equity for any breach by the other Party of any term of this Agreement.

         7.7 Termination of the obligation to contribute to Pool IP shall not affect the rights of either party to Pool IP in existence before the date of such termination. All rights and obligations that accrued prior to termination of the obligation to contribute to Pool IP will continue in full force and effect.

8.       ASSIGNMENT

         Neither this Agreement, nor any rights granted or obligations imposed hereby, may be assigned or encumbered by either party without the prior written consent of the other party.

9.       MISCELLANEOUS

         9.1 A waiver of any breach of any provision of this Agreement shall not be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement.

         9.2 Nothing herein shall be deemed to create an agency, joint venture or partnership relation between the parties hereto.

         9.3 This Agreement constitutes the entire agreement and understanding of the Parties with regard to the IP that is the subject matter hereof and merges and supersedes all prior discussions, negotiations, understandings and agreements between the parties concerning the subject matter hereof. This Agreement does not supersede the other agreements being executed by the Parties contemporaneously with the execution of this Agreement, including the Sabre Access Agreement,

                                                                   CONFIDENTIAL


                 Noncompetition Agreement, and Information Services Technology Agreement. Neither party shall be bound by any definition, condition, warranty, right, duty or covenant other than as expressly stated in this Agreement or as subsequently set forth in a written document signed by both parties. Each party expressly waives any implied right or obligation regarding the subject matter hereof.

         9.4 This Agreement shall be interpreted and construed, and the legal relations created herein shall be determined, in accordance with the laws of the State of Texas (excluding conflicts of laws) and of the United States.

         9.5 This Agreement may be amended only by a written document signed by authorized representatives of both Parties.

         9.6 Each party hereto agrees to execute, acknowledge and deliver all such further instruments, and to do all such further acts, as may be necessary or appropriate to carry out the intent and purposes of this Agreement.

         9.7 Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining parts or provisions shall not be affected by such holding. In the event a part or provision of this Agreement held unenforceable or in conflict with law affects consideration to either Party, the Parties agree to negotiate in good faith amendment of such part or provision in a manner consistent with the intention of the Parties as expressed in this Agreement.

         9.8 Neither Party shall be responsible or liable to the other Party for nonperformance or delay in performance of any terms or conditions of this Agreement due to acts or occurrences beyond the control of the non-performing or delayed Party, including but not limited to, acts of God, acts of government, wars, riots, strikes or other labor disputes, shortages of labor or materials, fires and floods, provided the nonperforming or delayed Party provides to the other Party written notice of the existence and the reason for such nonperformance or delay.

         9.9     (a)    Any and all notices or other communications required or
                 permitted by this Agreement or by law to be served on or given to either party hereto by the other party shall be in writing and delivered or sent to:

                        To Sabre:


                              Sabre Inc.
                              MD 4204
                              4255 Amon Carter Blvd.

                                                                   CONFIDENTIAL


                              Fort Worth, TX 76155
                              Fax: (817) 967-1215
                              Attention: President

                              With a copy to:

                              Sabre Inc.
                              MD 4204
                              4255 Amon Carter Blvd.
                              Fort Worth, TX 76155
                              Fax: (817) 967-1215
                              Attention: General Counsel

                        To Travelocity:

                              Travelocity.com LP
                              4200 Buckingham Road, MD 1400
                              Fort Worth, Texas 76155
                              Fax: (817) 963-8869
                              Attention: President

                              With a copy to:

                              Travelocity.com LP
                              4200 Buckingham Road, MD 1400
                              Fort Worth, Texas 76155
                              Fax: (817) 963-8869
                              Attention: General Counsel

                 Each party may change its address for purposes of this Agreement by written notice to the other party.

                 (b) All notices or other communications shall be deemed duly served and given on the date when personally delivered to the party to whom it is directed, when transmitted electronically by telex or facsimile, or when deposited in the United States mail, first class, postage prepaid, and addressed to the party at the address in Paragraph 9.9(a).

         9.10 This Agreement shall be executed by each Party in duplicate originals, each of which shall be deemed an original, but both originals together shall constitute only one and the same instrument.

                                                                   CONFIDENTIAL


         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.



SABRE INC.




/s/ Jeffrey M. Jackson
-------------------------------
Signature

Jeffrey M. Jackson
-------------------------------
Name

Sr. V.P. and CFO
-------------------------------
Title

March 7, 2000
-------------------------------
Date



TRAVELOCITY.COM LP




/s/ Andrew B. Steinberg
-------------------------------
Signature

Andrew B. Steinberg
-------------------------------
Name

Sr. Vice President, General
Counsel and Corporate Secretary
of Travelocity Holdings, Inc.,
its general partner
-------------------------------
Title

March 7, 2000
-------------------------------
Date












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